UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2023

Quanergy Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39222	88-0535845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o SierraConstellation Partners, LLC
355 S. Grand Avenue, Suite 1450
Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 408 245-9500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	QNGYQ	N/A
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $230.00 per share	QNGWQ	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 13, 2022, on December 13, 2022, Quanergy Systems, Inc. (the “Company”) filed a voluntary petition (Case No. 22-11305) for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (such court, the “Bankruptcy Court” and such case, the “Case”).

On August 21, 2023, the Company filed its monthly operating report with the United States Bankruptcy Court for the period beginning July 01, 2023 and ending July 31, 2023 (the “Monthly Operating Report”). The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any Company securities. The Monthly Operating Report is limited in scope and has been prepared solely for the purpose of complying with requirements of the Bankruptcy Court. The Monthly Operating Report was not reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment. The financial information in the Monthly Operating Report is not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosures. The Monthly Operating Report also relates to a period that is different from the historical periods required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended.

Cautionary Note Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Case is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Monthly Operating Report, for the period covering July 01, 2023 through July 31, 2023, filed with the United States Bankruptcy Court for the District of Delaware.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANERGY SYSTEMS, INC.

Dated: August 23, 2023	By:	/s/ Patrick Archambault
Patrick Archambault Chief Financial Officer